Exhibit 99.j(2)

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Large Cap Value Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 18th day of December, 2006.

/s/ Richard H. Francis
Richard H. Francis

KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Large Cap Value Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of December, 2006.

/s/ Steven N. Rappaport
Steven N. Rappaport

KNOW ALL MEN BY THESE PRESENTS, that I, Enrique R. Arzac, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Large Cap Value Fund series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 18th day of December, 2006.

/s/ Enrique R. Arzac
Enrique R. Arzac

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Large Cap Value Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of December, 2006.

/s/ Jeffrey E. Garten
Jeffrey E. Garten

KNOW ALL MEN BY THESE PRESENTS, that I, Peter F. Krogh, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Large Cap Value Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 21st day of December, 2006.

/s/ Peter F. Krogh
Peter F. Krogh

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Kenneally, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Large Cap Value Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of December, 2006.

/s/ Michael E. Kenneally
Michael E. Kenneally

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Small Cap Core Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 18th day of December, 2006.

/s/ Richard H. Francis
Richard H. Francis

KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Small Cap Core Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of December, 2006.

/s/ Steven N. Rappaport
Steven N. Rappaport

KNOW ALL MEN BY THESE PRESENTS, that I, Enrique R. Arzac, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Small Cap Core Fund series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 18th day of December, 2006.

/s/ Enrique R. Arzac
Enrique R. Arzac

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Small Cap Core Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of December, 2006.

/s/ Jeffrey E. Garten
Jeffrey E. Garten

KNOW ALL MEN BY THESE PRESENTS, that I, Peter F. Krogh, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Small Cap Core Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 21st day of December, 2006.

/s/ Peter F. Krogh
Peter F. Krogh

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Kenneally, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse Small Cap Core Fund a series of the Credit Suisse Capital Funds, post-effective amendment number 39 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 15th day of December, 2006.

/s/ Michael E. Kenneally
Michael E. Kenneally